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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2011

IAC/INTERACTIVECORP
(Exact name of Registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-20570 (Commission File Number)	59-2712887 (IRS Employer Identification No.)
555 West 18th Street, New York, NY (Address of principal executive offices)		10011 (Zip Code)

Registrant's telephone number, including area code: (212) 314-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 EXPLANATORY NOTE

        On August 30, 2011, the Registrant filed a Current Report on Form 8-K (the "Original Form 8-K") with the Commission to report: (i) the acquisition of approximately 11.7 million shares of Meetic S.A., a French stock corporation ("Meetic"), that were tendered during the initial offer period pursuant to a tender offer launched on July 8, 2011 by a wholly-owned subsidiary of Match.com and (ii) the reopening of this tender offer for a subsequent period ending September 1, 2011.

        A total of approximately 12.5 million Meetic shares were purchased pursuant to the initial and subsequent offer periods (the "Meetic Acquisition"). After giving effect to the Meetic Acquisition, Match.com holds approximately 18.6 million Meetic shares, representing approximately 81% of Meetic's share capital.

        This Current Report on Form 8-K/A amends Item 9.01 of the Original Form 8-K to provide: (i) certain financial statements for Meetic and (ii) certain unaudited pro forma condensed consolidated financial information of the Registrant and its subsidiaries to reflect the Meetic Acquisition.

Item 9.01.    Financial Statements and Exhibits.

  (a)    Financial Statements of Businesses Acquired.

        The following financial statements of Meetic are filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference:

  (i)
  Audited Consolidated Financial Statements of Meetic as of, and for, the years ended December 31, 2010 and 2009; and

  (ii)
  An English language translation of the Unaudited Interim Condensed Consolidated Financial Statements of Meetic as of June 30, 2011 (with comparative balances as of December 31, 2010), and for the six months ended June 30, 2011 (including comparative financial information for the six months ended June 30, 2010) that have been previously filed by Meetic with the French Stock Exchange Regulator (AMF).

  (b)    Pro Forma Financial Information.

        The following unaudited pro forma condensed financial information of the Registrant and its subsidiaries to reflect the Meetic Acquisition is filed as Exhibit 99.3 to this Current Report on Form 8-K/A and is incorporated herein by reference:

  (i)
  Unaudited Pro Forma Condensed Balance Sheet as of June 30, 2011;

  (ii)
  Unaudited Pro Forma Condensed Statement of Operations for the year ended December 31, 2010; and

  (iii)
  Unaudited Pro Forma Condensed Statement of Operations for the six months ended June 30, 2011.

  (d)    Exhibits.

        The information in the Exhibit Index of this Current Report on Form 8-K/A is incorporated into this Item 9.01(d) by reference.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IAC/INTERACTIVECORP
	By:	/s/ GREGG WINIARSKI
		Name:	Gregg Winiarski
		Title:	Senior Vice President and General Counsel
Date: October 21, 2011

 EXHIBIT INDEX

99.1	Audited Consolidated Financial Statements of Meetic as of December 31, 2010 and 2009 and for the years ended December 31, 2010 and 2009.
99.2
An English translation of Unaudited Interim Condensed Consolidated Financial Statements of Meetic as of June 30, 2011 (with comparative balances as of December 31, 2010) and for the six months ended June 30, 2011 (with comparative financial information for the six months ended June 30, 2010).
99.3	Unaudited Pro Forma Condensed Financial Information of the Registrant and its subsidiaries to reflect the Meetic Acquisition.

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EXPLANATORY NOTE
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX